UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 10, 2009

(Date of earliest event reported)

BRIGHTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	033-55254-27	87-0438637

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8C Pleasant Street, 1st Floor, South Natick, MA	01760

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(508) 647-9710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On April 10, 2009, Brightec, Inc., a Nevada corporation (f/k/a Advanced Lumitech, Inc. and hereinafter, the “Company”) entered into that certain Amendment and Allonge (the “Amendment”) to the Convertible Line of Credit Note (the “Note”) with Ross/Fialkow Capital Partners, LLP, Trustee of Brightec Capital Trust (“Ross/Fialkow” and together with the Company, the “Parties”), originally dated as of June 8, 2006, whereby Ross/Fialkow agreed to extend the maturity date of the Note from December 31, 2008 to December 31, 2009. Pursuant to the Amendment, the Parties also agreed to amend the Note by reducing the interest rate payable on principal outstanding thereunder, retroactive to April 1, 2009, from twenty percent (20%) to ten percent (10%). A copy of the Amendment is attached hereto as Exhibit 10.32 and is incorporated by reference into this Item 1.01.

          Also on April 10, 2009, the Parties entered into that certain Amendment and Waiver Agreement (the “Waiver”) to the Loan and Security Agreement dated June 8, 2006 (the “Loan”) whereby the Loan was amended to (i) extend the termination date of the Loan to December 31, 2009, (ii) extend the expiration of Ross/Fialkow’s conversion option thereunder to December 31, 2009 (iii) terminate any commitment on the part of Ross/Fialkow to make any additional advances or loans of principal under the Loan in excess of the principal balance currently outstanding, (iv) reduce the interest rate payable on the principal outstanding under the Loan, retroactive to April 1, 2009, from twenty percent (20%) to ten percent (10%), and (v) waive the Company’s existing payment defaults and extend the grace period for curing such payment defaults until June 30, 2009. In exchange for the terms referenced by (i), (iv) and (v) in the preceding sentence, the Company agreed to issue 125,000 shares of its common stock to Ross/Fialkow, no later than May 31, 2009. A copy of the Waiver is attached hereto as Exhibit 10.33 and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          See Item 1.01 herein above.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit Number	Description of Exhibit	Location

10.32

April 10, 2009 Amendment and Allonge to Convertible Line of Credit Note dated as of June 8, 2006 from Brightec, Inc. f/k/a Advanced Lumitech, Inc. to Ross/Fialkow Capital Partners LLP, Trustee of Brightec Captial Trust

Provided herewith

10.33

Amendment and Waiver Agreement dated as of April 10, 2009 to Loan and Security Agreement dated as of June 8, 2006 between Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust and Brightec, Inc.

Provided herewith

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2009	BRIGHTEC, INC.

	By:	/s/ Patrick Planche

	Name:	Patrick Planche
	Title:	President and Chief Executive Officer